                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Shareholders
MGI PHARMA, INC.:

     We consent to the use of our reports incorporated herein by reference in this Registration Statement on Form S-8 of MGI PHARMA, INC.

                                       /s/ KPMG Peat Marwick LLP




Minneapolis, Minnesota
June 25, 1998